EXHIBIT 99.1

WESTERN GAS ANNOUNCES
FIRST-QUARTER 2015 RESULTS

HOUSTON, May 5, 2015 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced first-quarter 2015 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income available to limited partners for the first quarter of 2015 totaled $39.8 million, or $0.26 per common unit (diluted). For the first quarter of 2015, Adjusted EBITDA(1) was $180.9 million and Distributable cash flow(1) was $148.0 million, resulting in a Coverage ratio(1) of 1.11 times for the period.
WES previously declared a quarterly distribution of $0.725 per unit for the first quarter of 2015. This distribution represented a 4% increase over the prior quarter’s distribution and a 16% increase over the first-quarter 2014 distribution of $0.625 per unit. The distribution will be paid on May 13, 2015, to unitholders of record at the close of business on April 30, 2015. The first-quarter 2015 Coverage ratio(1) of 1.11 times was based on the quarterly distribution of $0.725 per unit.
Total throughput attributable to WES for natural gas assets for the first quarter of 2015 averaged 3.9 Bcf/d, which was 8% above the prior quarter and 13% above the first quarter of 2014. Total throughput for crude/NGL assets for the first quarter of 2015 averaged 131 MBbls/d, which remained flat compared to the prior quarter and was 66% above the first quarter of 2014.
“Our excellent operating performance was primarily driven by volume increases in the DJ and Delaware Basins,” said Chief Executive Officer, Don Sinclair. “Our 2015 Adjusted EBITDA and distribution growth guidance is unchanged and assumes no additional acquisitions.”

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

Capital expenditures attributable to WES on a cash basis, including equity investments but excluding acquisitions, totaled $202.4 million during the first quarter of 2015. Of this amount, maintenance capital expenditures were $12.6 million, or 7% of Adjusted EBITDA(1). Capital expenditures attributable to WES on an accrual basis, including equity investments but excluding acquisitions, totaled $167.8 million during the first quarter of 2015. The Partnership also announced that it now expects full year 2015 total capital expenditures, including equity investments but excluding acquisitions, to be between $640 and $700 million.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 49,296,205 WES common units. Net income available to limited partners for the first quarter of 2015 totaled $55.3 million, or $0.25 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.34250 per unit for the first quarter of 2015. This distribution represented a 10% increase over the prior quarter’s distribution and a 37% increase over the first-quarter 2014 distribution of $0.25000. The distribution will be paid on May 22, 2015, to unitholders of record at the close of business on April 30, 2015. WGP will receive distributions from WES of $75.8 million attributable to the first quarter and will pay $75.0 million in distributions for the same period.
CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, May 6, 2015, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss first-quarter 2015 results. To participate via telephone, please dial 877.280.4956 and enter participant code 99241935. Please call in 10 minutes prior to the scheduled start time. To access the live audio webcast of the conference call and slide presentation, please visit www.westerngas.com. A replay of the call will also be available on the website for approximately two weeks following the conference call.

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream energy assets. With midstream assets located in the Rocky Mountains, the Mid-Continent, North-central Pennsylvania and Texas, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko, as well as for other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Benjamin Fink, CFA
SVP, Chief Financial Officer and Treasurer
832.636.6010
benjamin.fink@westerngas.com

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) WES’s Distributable cash flow (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP), (ii) Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and to net cash provided by operating activities (GAAP), and (iii) Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP) to operating income (GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income and other applicable performance measures, such as operating income or cash flows from operating activities.

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income, less net cash paid for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, and income taxes.

	Three Months Ended March 31,
thousands except Coverage ratio	2015		2014 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income attributable to Western Gas Partners, LP	$83,568		$91,056
Add:
Distributions from equity investees	21,670		12,313
Non-cash equity-based compensation expense	1,112		1,097
Interest expense, net (non-cash settled) (2)	1,420		—
Income tax (benefit) expense	4,460		1,785
Depreciation, amortization and impairments (3)	69,644		41,448
Less:
Equity income, net	18,220		9,251
Cash paid for maintenance capital expenditures (3)	12,632		10,144
Capitalized interest	3,094		3,440
Cash paid for (reimbursement of) income taxes	(138)		(340)
Other income (3) (4)	69		78
Distributable cash flow	$147,997		$125,126
Distributions declared (5)
Limited partners	$93,139
General partner	40,064
Total	$133,203
Coverage ratio	1.11	x

(1)
In March 2015, WES acquired Anadarko’s interest in Delaware Basin JV Gathering LLC, which owns a 50% interest in a gathering system and related facilities (the “DBJV system”). WES will make a cash payment on March 1, 2020, to Anadarko as consideration for the acquisition. The net present value of this future obligation has been recorded on the consolidated balance sheet under Deferred purchase price obligation - Anadarko. Financial information has been recast to include the financial position and results attributable to the DBJV system.

(2)	Includes accretion expense related to the Deferred purchase price obligation - Anadarko associated with the acquisition of DBJV.

(3)	Includes WES’s 75% share of depreciation, amortization and impairments; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(4)	Excludes income of zero and $0.4 million for the three months ended March 31, 2015 and 2014, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

(5)	Reflects cash distributions of $0.725 per unit declared for the three months ended March 31, 2015.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation, amortization and impairments, and other expense, less income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended March 31,
thousands	2015	2014 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income attributable to Western Gas Partners, LP	$83,568	$91,056
Add:
Distributions from equity investees	21,670	12,313
Non-cash equity-based compensation expense	1,112	1,097
Interest expense	22,960	13,961
Income tax expense	4,460	1,785
Depreciation, amortization and impairments (2)	69,644	41,448
Less:
Equity income, net	18,220	9,251
Interest income – affiliates	4,225	4,225
Other income (2) (3)	69	78
Adjusted EBITDA attributable to Western Gas Partners, LP	$180,900	$148,106

Reconciliation of Adjusted EBITDA attributable to Western Gas Partners, LP to Net cash provided by operating activities
Adjusted EBITDA attributable to Western Gas Partners, LP	$180,900	$148,106
Adjusted EBITDA attributable to noncontrolling interest	3,872	4,326
Interest income (expense), net	(18,735)	(9,736)
Uncontributed cash-based compensation awards	(77)	53
Accretion and amortization of long-term obligations, net	2,112	680
Current income tax benefit (expense)	(702)	(792)
Other income (expense), net (3)	71	81
Distributions from equity investments in excess of cumulative earnings	(2,964)	(2,044)
Changes in operating working capital:
Accounts receivable, net	(17,672)	(15,439)
Accounts and natural gas imbalance payables and accrued liabilities, net	10,451	6,706
Other	(1,220)	1,878
Net cash provided by operating activities	$156,036	$133,819
Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities	$156,036	$133,819
Net cash used in investing activities	$(203,960)	$(586,520)
Net cash provided by financing activities	$39,509	$435,064

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

(2)	Includes WES’s 75% share of depreciation, amortization and impairments; and other income attributable to Chipeta.

(3)	Excludes income of zero and $0.4 million for the three months ended March 31, 2015 and 2014, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted gross margin attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues less cost of product, plus distributions from equity investees and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended March 31,
thousands	2015	2014 (1)
Reconciliation of Adjusted gross margin attributable to Western Gas Partners, LP to Operating income
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$233,852	$195,771
Adjusted gross margin for crude/NGL assets	20,184	10,789
Adjusted gross margin attributable to Western Gas Partners, LP	$254,036	$206,560
Adjusted gross margin attributable to noncontrolling interest	$4,808	$5,094
Equity income, net	18,220	9,251
Less:
Distributions from equity investees	21,670	12,313
Operation and maintenance	56,149	44,577
General and administrative	10,512	8,904
Property and other taxes	8,523	7,234
Depreciation, amortization and impairments	70,292	42,085
Operating income	$109,918	$105,792

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2015	2014 (1)
Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$209,844	$154,497
Natural gas, natural gas liquids and drip condensate sales	164,168	137,649
Other	1,082	1,571
Total revenues	375,094	293,717
Equity income, net	18,220	9,251
Operating expenses
Cost of product	137,920	94,376
Operation and maintenance	56,149	44,577
General and administrative	10,512	8,904
Property and other taxes	8,523	7,234
Depreciation, amortization and impairments	70,292	42,085
Total operating expenses	283,396	197,176
Operating income	109,918	105,792
Interest income – affiliates	4,225	4,225
Interest expense	(22,960)	(13,961)
Other income (expense), net	71	477
Income before income taxes	91,254	96,533
Income tax (benefit) expense	4,460	1,785
Net income	86,794	94,748
Net income attributable to noncontrolling interest	3,226	3,692
Net income attributable to Western Gas Partners, LP	$83,568	$91,056
Limited partners’ interest in net income:
Net income attributable to Western Gas Partners, LP	$83,568	$91,056
Pre-acquisition net (income) loss allocated to Anadarko	(1,742)	(2,665)
General partner interest in net (income) loss	(41,993)	(24,834)
Limited partners’ interest in net income	39,833	63,557
Net income per common unit – basic	$0.26	$0.54
Net income per common unit – diluted	0.26	0.54
Weighted-average common units outstanding – basic	127,736	117,716
Weighted-average common units outstanding – diluted	138,674	117,716

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2015	December 31, 2014 (1)
Current assets	$213,337	$186,364
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	4,711,271	4,571,443
Other assets	1,910,020	1,936,725
Total assets	$7,094,628	$6,954,532
Current liabilities	$242,349	$239,833
Long-term debt	2,532,995	2,422,954
Asset retirement obligations and other	122,568	157,370
Deferred purchase price obligation – Anadarko	175,696	—
Total liabilities	$3,073,608	$2,820,157
Equity and partners’ capital
Common units (128,177,253 and 127,695,130 units issued and outstanding at March 31, 2015, and December 31, 2014, respectively)	$3,116,504	$3,119,714
Class C units (10,959,564 and 10,913,853 units issued and outstanding at March 31, 2015, and December 31, 2014, respectively)	723,899	716,957
General partner units (2,583,068 units issued and outstanding at March 31, 2015, and December 31, 2014)	111,071	105,725
Net investment by Anadarko	—	122,509
Noncontrolling interest	69,546	69,470
Total liabilities, equity and partners’ capital	$7,094,628	$6,954,532

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2015	2014 (1)
Cash flows from operating activities
Net income	$86,794	$94,748
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	70,292	42,085
Change in other items, net	(1,050)	(3,014)
Net cash provided by operating activities	156,036	133,819
Cash flows from investing activities
Capital expenditures	(200,940)	(199,150)
Acquisitions from affiliates	(1,128)	(360,952)
Investments in equity affiliates	(4,878)	(28,462)
Distributions from equity investments in excess of cumulative earnings	2,964	2,044
Proceeds from the sale of assets to third parties	22	—
Net cash used in investing activities	(203,960)	(586,520)
Cash flows from financing activities
Borrowings, net of debt issuance costs	140,000	917,742
Repayments of debt	(30,000)	(430,000)
Increase (decrease) in outstanding checks	(2,468)	1,928
Proceeds from the issuance of common and general partner units, net of offering expenses	31,075	18,289
Distributions to unitholders	(126,044)	(92,609)
Distributions to noncontrolling interest owner	(3,150)	(4,124)
Net contributions from Anadarko	30,096	23,838
Net cash provided by financing activities	39,509	435,064
Net increase (decrease) in cash and cash equivalents	(8,415)	(17,637)
Cash and cash equivalents at beginning of period	67,054	100,728
Cash and cash equivalents at end of period	$58,639	$83,091

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended March 31,
MMcf/d except throughput measured in barrels and per-unit amounts	2015	2014 (1)

Throughput for natural gas assets
Gathering, treating and transportation	1,654	1,648
Processing	2,260	1,799
Equity investment (2)	165	186
Total throughput for natural gas assets	4,079	3,633
Throughput attributable to noncontrolling interest for natural gas assets	162	173
Total throughput attributable to Western Gas Partners, LP for natural gas assets (3)	3,917	3,460
Total throughput (MBbls/d) for crude/NGL assets (4)	131	79
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (5)	$0.66	$0.63
Adjusted gross margin per Bbl for crude/NGL assets (6)	$1.71	$1.52

(1)	Throughput has been recast to include throughput attributable to the DBJV system.

(2)
Represents WES’s 14.81% share of average Fort Union and 22% share of average Rendezvous throughput. Excludes equity investment throughput measured in barrels (captured in “Total throughput (MBbls/d) for crude/NGL assets” as noted below).

(3)
Includes affiliate, third-party and equity investment throughput (as equity investment throughput is defined in the above footnote), excluding the noncontrolling interest owner’s proportionate share of throughput.

(4)
Represents total throughput measured in barrels, consisting of throughput from WES’s Chipeta NGL pipeline, WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput, and WES’s 33.33% share of average FRP throughput.

(5)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues for natural gas assets less cost of product for natural gas assets plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owners’ proportionate share of revenue and cost of product) divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(6)
Average for period. Calculated as Adjusted gross margin for crude/NGL assets (total revenues for crude/NGL assets less cost of product for crude/NGL assets plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude/NGL assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

	Three Months Ended
thousands except per-unit amount and Coverage ratio	March 31, 2015
Distributions declared by Western Gas Partners, LP:
General partner interest	$2,625
Incentive distribution rights	37,439
Common units held by WGP	35,740
Less:
Public company general and administrative expense	800
Cash available for distribution	$75,004
Declared distribution per common unit	$0.34250
Distributions declared by Western Gas Equity Partners, LP	$74,977
Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2015	2014 (1)
Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$209,844	$154,497
Natural gas, natural gas liquids and drip condensate sales	164,168	137,649
Other	1,082	1,571
Total revenues	375,094	293,717
Equity income, net	18,220	9,251
Operating expenses
Cost of product	137,920	94,376
Operation and maintenance	56,149	44,577
General and administrative	11,347	9,875
Property and other taxes	8,523	7,234
Depreciation, amortization and impairments	70,292	42,085
Total operating expenses	284,231	198,147
Operating income	109,083	104,821
Interest income – affiliates	4,225	4,225
Interest expense	(22,962)	(13,961)
Other income (expense), net	80	496
Income before income taxes	90,426	95,581
Income tax (benefit) expense	4,460	1,785
Net income	85,966	93,796
Net income attributable to noncontrolling interests	28,937	40,634
Net income attributable to Western Gas Equity Partners, LP	$57,029	$53,162
Limited partners’ interest in net income:
Net income attributable to Western Gas Equity Partners, LP	$57,029	$53,162
Pre-acquisition net (income) loss allocated to Anadarko	(1,742)	(2,665)
Limited partners’ interest in net income	55,287	50,497
Net income per common unit – basic and diluted	$0.25	$0.23
Weighted-average number of common units outstanding – basic and diluted	218,910	218,903

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2015	December 31, 2014 (1)
Current assets	$214,984	$187,073
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	4,711,271	4,571,443
Other assets	1,910,020	1,936,725
Total assets	$7,096,275	$6,955,241
Current liabilities	$242,526	$241,058
Long-term debt	2,532,995	2,422,954
Asset retirement obligations and other	122,568	157,370
Deferred purchase price obligation – Anadarko	175,696	—
Total liabilities	$3,073,785	$2,821,382
Equity and partners’ capital
Common units (218,909,977 units issued and outstanding at March 31, 2015, and December 31, 2014)	$1,252,921	$1,260,195
Net investment by Anadarko	—	122,509
Noncontrolling interests	2,769,569	2,751,155
Total liabilities, equity and partners’ capital	$7,096,275	$6,955,241

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2015	2014 (1)
Cash flows from operating activities
Net income	$85,966	$93,796
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	70,292	42,085
Change in other items, net	(803)	(3,624)
Net cash provided by operating activities	155,455	132,257
Cash flows from investing activities
Capital expenditures	$(200,940)	$(199,150)
Acquisitions from affiliates	(1,128)	(360,952)
Investments in equity affiliates	(4,878)	(28,462)
Distributions from equity investments in excess of cumulative earnings	2,964	2,044
Proceeds from the sale of assets to third parties	22	—
Net cash used in investing activities	(203,960)	(586,520)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$140,000	$917,742
Repayments of debt	(31,150)	(430,000)
Increase (decrease) in outstanding checks	(2,468)	1,928
Proceeds from the issuance of WES common units, net of offering expenses	31,075	17,530
Distributions to WGP unitholders	(68,409)	(50,621)
Distributions to Chipeta noncontrolling interest owner	(3,150)	(4,124)
Distributions to noncontrolling interest owners of WES	(54,879)	(40,996)
Net contributions from Anadarko	30,096	23,838
Net cash provided by financing activities	41,115	435,297
Net increase (decrease) in cash and cash equivalents	(7,390)	(18,966)
Cash and cash equivalents at beginning of period	67,213	113,085
Cash and cash equivalents at end of period	$59,823	$94,119

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.